UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13995 Pasteur Boulevard Palm Beach Gardens Florida	33418
(Address of Principal Executive Offices)	(Zip Code)

(561) 365-2000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Carrier Global Corporation (the “Company”) previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially publicly filed on February 7, 2020 (as amended, the “Registration Statement”), relating to the distribution by United Technologies Corporation (“UTC”) of all of the outstanding shares of common stock of the Company, par value $0.01 per share (the “Carrier Common Stock”), to UTC shareowners. On March 16, 2020, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding the Company’s business and management.

The final information statement, dated March 16, 2020 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, UTC expects to distribute one share of Carrier Common Stock for each share of UTC common stock, par value $1.00 per share, held as of 5:00 p.m. EDT on March 19, 2020, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 12:01 a.m. Eastern Time on April 3, 2020 (the “Distribution Date”).

Beginning on or around March 18, 2020, Carrier Common Stock is expected to begin trading on a when-issued basis on the New York Stock Exchange under the ticker symbol “CARR WI”. Subject to the distribution occurring on the Distribution Date, at the close of trading on April 2, 2020, when-issued trading of Carrier Common Stock will end and on April 3, 2020, regular way trading under the ticker symbol “CARR” will begin.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Information Statement of Carrier Global Corporation, dated March 16, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION

By:	/s/ Ariel David
Name:	Ariel David
Title:	Vice President, Legal & Secretary

Date: March 16, 2020